SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2014

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

             Delaware                                                                   0-11720                                                                    52-1206400
                                                                                                   (State or Other Jurisdiction                                   (Commission File Number)                                            (I.R.S. Employer
                                                                                                           of Incorporation)                                                                                                                                            Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On September 23, 2014, Seth G. Barkett submitted his resignation as a director of Air T, Inc. (the “Company”) to be effective upon the election by the Company’s Board of Directors of a successor director to fill the vacancy on the Board of Directors created by his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2014

AIR T, INC.

By: /s/ Cheryl C. Sigmon
Cheryl C. Sigmon, Vice President-Finance, Treasurer and Secretary